UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 29, 2023, Wrap Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (as amended, the “Series A Purchase Agreement”) with certain directors of the Company and certain accredited investors (collectively, the “Series A Investors”), pursuant to which it agreed to sell to the Series A Investors in a registered direct offering: (i) shares of the Company’s Series A Convertible Preferred Stock, with par value $0.0001 per share and a stated value of $1,000 per share (the “Series A Preferred Stock”); and (ii) warrants to purchase shares of the Company’s common stock (“Common Stock”), par value $0.0001 per share (the “Warrants”). The terms of the Series A Preferred Stock are as set forth in the Certificate of Designations filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on July 3, 2023 (as amended, the “Certificate of Designations”).

On November 25, 2024, the Company entered into an Amendment and Agreement with the Series A Investors (the “Amendment Agreement”), pursuant to which, (i) the Series A Investors agreed to amend the Certificate of Designations, as described below, by filing a Certificate of Amendment to the Certificate of Designations with the Secretary of State (the “Certificate of Amendment”), and (ii) the Series A Investors and the Company agreed that all payment amounts that have accrued and are unpaid as of November 25, 2024, pursuant to the Certificate of Designations and that certain Amendment and Agreement, dated as of August 19, 2024, by and among the Company and each investor signatory thereto, will be satisfied by delivery of shares of Common Stock on or prior to November 25, 2024, with each Series A Investor entitled to receive the number of shares of Common Stock specified below such Series A Investor’s name on its respective signature page thereto.

The Certificate of Amendment will amend the Certificate of Designations to provide that upon the occurrence of a Triggering Event (as defined in the Certificate of Designations), the Series A Preferred Stock will accrue dividends compounded monthly at the rate of 20% per annum.

The foregoing descriptions of the Amendment Agreement and the Certificate of Amendment are qualified in their entirety by reference to the full text of each such document, copies of which are filed as Exhibit 10.1 and Exhibit 3.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The matters described in Item 1.01 of this Current Report on Form 8-K related to the Series A Preferred Stock and the Certificate of Amendment are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The matters described in Item 1.01 of this Current Report on Form 8-K related to the Series A Preferred Stock and the Certificate of Amendment are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Designations of Series A Convertible Preferred Stock.
10.1	Form of Amendment and Agreement, dated November 25, 2024, by and between Wrap Technologies, Inc. and the investors party thereto.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: December 2, 2024	By:	/s/ Scot Cohen
Scot Cohen
Chief Executive Officer